                                                                    EXHIBIT 10.4

                 [VALHALLA FINANCIAL GROUP, L.L.C. LETTERHEAD]

December 1, 1997

Stephen M. Roake                   PAN Environmental Corporation
Stephen M. Roake, I.R.A.           c/o Jerry Cornwell
10650 Riviera Place NE             19239 Aurora Avenue North
Seattle, WA 98125                  Shoreline, WA 98133

RE: Extension of Settlement and Option Agreement dated December 7, 1995 and Joint Escrow Instructions dated December 7,1995 (copies attached) and additional proposals

Dear Steve:

PAN Environmental Corporation has proven to be a very difficult company to clean up and resurrect.

Maximum Resources, Inc. pulled out of the deal because of time delays and its lack of resources to adequately finance the PAN project.

     Valhalla Financial Group, L.L.C. has continued to work for PAN to locate a suitable merger candidate; however, this has proved to be a difficult task as PAN has a considerable amount of debt to clean up and a substantial amount of accounting to do in order to obtain certified audits for 1994, 1995, 1996 and 1997.

     In addition, we estimate that PAN will require $40-50,000 in cash for transfer agent fees, accounting fees, certified audit fees, legal fees and other similar business expenses between now and December 31, 1997, which is our target date to complete the work of bringing PAN into compliance as a reporting company, so that we can complete the merger we are working on in the first week of January 1998.

     Accordingly, we propose that you consider the following proposal:

1. That you extend the subject Settlement and Option Agreements to December 31, 1998.

2. That you, for your part in assisting us in generating immediate cash to complete all tasks to bring PAN into compliance by December 31, 1997, contribute $15,000.00 in exchange for new issue Rule 144 common shares at $0.25 per share, or 60,000 shares.

3. That PAN, through its escrow agent, Douglas Millard, will assign to a separate escrow 189,805 of the 450,000 common shares that it had authorized for issuance to cover PAN's debt. PAN and/or Millard will negotiate with PAN's creditors to settle out debt as cheaply as possible and will only sell enough stock to cover such settlements and will return any stock remaining to PAN'S treasury. A portion of PAN's debt is the accrued interest on your judgment from March 12, 1996 to March 12, 1998 (the interest from March 12, 1995 to March 12, 1996 having been covered by the Settlement and Option

Stephen M. Roake
December 1, 1997
Page 2 of 2

     Agreement dated December 7, 1995). This two-year amount of accrued interest is as follows:

                                         $161,250.00         $ 39,659.10
                                         Principal Amount    Interest, Attorney
                                         @ 25% per annum     Fees and Costs
                                                             @18% per annum
                                         ----------------    ------------------
     March 12, 1996 to March 12, 1997    $40,312.50          $ 7,138.64
     March 12, 1997 to March 12, 1998     40,312.50            7,138.64
                                         ----------          ----------
                  Total                  $80,625.00          $ 14,277.28

                  TOTAL INTEREST         $94,902.28
                                         ----------

     Unlike PAN's other creditors where PAN and Millard are going to negotiate settlements, PAN intends to fully pay the above accrued interest through this separate agreement.

4. The terms and conditions of the separate escrow agreement to be set up will be as follows: That we form a separate escrow to pay off the $94,902.28 with 189,805 common shares of PAN assigned to the separate escrow by PAN and Douglas Millard and that TCKTS, L.L.C. dba Bristol Media, Ltd. ("Bristol") be granted an option at $0.50 per share on the escrow shares, good until December 31, 1998. Bristol will be handling investor relations duties for PAN and this option will serve as an additional incentive to Bristol to get this debt paid off as soon as possible. If Bristol does not exercise its option by December 31, 1998, all such shares will become the sole and separate property of Stephen M. Roake/Stephen M. Roake, I.R.A. (The judgment will not accrue any additional interest until December 31, 1998, the expiration of the option agreement to Bristol.)

If you agree to this proposal, please sign and date below.

Sincerely,

VALHALLA FINANCIAL GROUP, L.L.C.


Clifford M. Johnston, Managing Member


AGREED:                                 AGREED:

STEPHEN M. ROAKE                        PAN ENVIRONMENTAL
STEPHEN M. ROAKE, I.R.A.                 CORPORATION


----------------------------            -------------------------
                                        Jerry Cornwell, President

                          PAN Environmental Corporation

                      Schedule of Disbursements ($15,000)


                                          Pay Now        Deferred
                                         ----------      --------
Terry Dunne, CPA                         $ 3,000.00

William Butcher, CPA                       3,750.00      $6,250.00

Transfer Agent (estimated)                 2,000.00

Quality Tax Service
  accounting and preparation of
  10-K's, 10-Q's, and certified
  audits for 1994, 1995, 1996 and
  1997                                     6,250.00
                                         ----------      ---------
             TOTAL                       $15,000.00      $7,860.00
                                         ==========      =========


                          ADDENDUM TO AGREEMENTS DATED
                     DECEMBER 7, 1995 AND DECEMBER 1, 1997


1. It is hereby agreed that all funds received from the initial sale of PAN Environmental stock controlled by TCKTS, L.L.C. dba Bristol Media,
        Ltd., Jerry Cornwell and Clifford M. Johnston, Managing Members, or its representatives shall go first to pay off Roake's $95,000 interest and $225,000 principal before any other obligations are paid, with the exception of the $75,000 settlement payments in paragraph 2 below.

2. TCKTS, L.L.C. dba Bristol Media, Ltd., through Douglas Millard, Escrow Agent, agrees to retire Roake's $95,000 interest payment and an estimated $75,000 of settlement payments to retire debt on a pro-rata basis from the initial sale of 450,000 shares of PAN common stock issued to cover PAN's debt before Bristol Media, Ltd. receives any of the excess proceeds above Bristol's exercise price of $0.50 per share.

3. It is also agreed that Clifford M. Johnston, Jerry Cornwell, and Bristol Media, Ltd. will provide the additional funds required to bring PAN into compliance as a reporting company through 1997 if Roake (Commerce
        Bank) contributed $15,000.

DATED this 19th day of December 1997.


STEPHEN M. ROAKE                             TCKTS, L.L.C.
STEPHEN M. ROAKE, IRA                        dba BRISTOL MEDIA, LTD.



By:  /s/ STEPHEN M. ROAKE                    By:  /s/ CLIFFORD M. JOHNSTON
   ------------------------------               ----------------------------
         Stephen M. Roake                             Clifford M. Johnston
                                                      Managing Member


CLIFFORD M. JOHNSTON                         JERRY CORNWELL



/s/ CLIFFORD M. JOHNSTON                      /s/ JERRY CORNWELL
---------------------------------            -------------------------------
Clifford M. Johnston, individually           Jerry Cornwell, individually

                             RECITALS AND AGREEMENT

     WHEREAS, REB and KJW obtained a default judgment against defendants PAN, Cornwell, Advantage, MRR, Roaul and Ron on July 12, 1995 in the amounts respectively of $122,708.00 plus costs of $287.40 and $121,809.00 plus costs of $287.40, and

     WHEREAS, PAN had a total indebtedness of approximately $700,000.00, and

     WHEREAS, PAN, to survive, needs to obtain settlements on its debts, and specifically a settlement on the debts to REB and KJW, and

     WHEREAS, Johnston is employed as a consultant by Cornwell to settle out PAN's debts,

     NOW, THEREFORE, the parties agree as follows:

     1. REB and KJW each agree to accept 25,000 restricted Rule 144 common shares of PAN from Johnston at an agreed value of $2.00 per share as payment in full for their assignment to Johnston of such judgments.

     2. Johnston agrees to assign 25,000 shares of his restricted Rule 144 common stock each to REB and KJW as full and final payment for assignment to Johnston the judgments obtained by REB and KJW.

     3. Johnston agrees to cancel or declare satisfied the REB and KJW judgments against Advantage, MRR, Roaul, Ron and Cornwell and to look only to PAN for payment of such judgements.

     4. REB and KJW agree to give Cornwell an option to purchase the 50,000 shares of PAN Rule 144 common stock at $2.00 per share for 120 days and at $2.25 per share for 60 additional days.

     5. REB and KJW and Cornwell agree that the 50,000 shares of PAN Rule 144 common stock shall be held in escrow by an escrow agent an agreed upon by REB, KJW and Cornwell.

     6. In the event that the 50,000 shares of Rule 144 Common Stock is not assigned by Johnston to REB and KJW by no other than six (6) weeks from the date hereof, Johnston agrees to return the assignments of judgement to REB and KJW.

PAN ENVIRONMENTAL CORPORATION                M.R.R. CONSTRUCTION

By   /s/ JERRY CORNWELL                      By   /s/ ROAUL WHEELER
  -----------------------------------        ---------------------------------
   Jerry Cornwell, President                     Roaul Wheeler

JERRY CORNWELL, INDIVIDUALLY            ADVANTAGE PARKING LOT SERVICES

/s/ JERRY CORNWELL                      By /s/ RON WILLIAMS
---------------------------------       ---------------------------------------
                                               Ron Williams




ROAUL WHEELER, INDIVIDUALLY             RON WILLIAMS, INDIVIDUALLY

/s/ ROAUL WHEELER                       /s/ RON WILLIAMS
---------------------------------       ---------------------------------------



ROBERT E. BICKEL, INDIVIDUALLY          KENNETH J. WILLIAMS, INDIVIDUALLY

                                        /s/ KENNETH J. WILLIAMS
---------------------------------       ---------------------------------------


                                        /s/ CLIFFORD M. JOHNSTON
                                        ---------------------------------------
                                            Clifford M. Johnston

                             ASSIGNMENT OF JUDGMENT


     FOR VALUE RECEIVED, the undersigned Assignor hereby assigns, transfers and sets over to CLIFFORD M. JOHNSTON (Assignee) all right, title and interest in and to the following described judgment:

          Case No.: NC15529
          JUDGMENT: $122,708.00 plus costs of $287.40
          Date:  May 22, 1995
          Time:  8:30 a.m.
          DEPT.: SOUTH G
          ROBERT E. BICKEL, Plaintiff v. PAN ENVIRONMENTAL
          CORPORATION, et al. (copy attached hereto)

     The Assignor warrants and represents that said judgment is in full force and effect and is fully assignable.

     The Assignee hereby assumes and agrees to perform all the obligations of the Assignor under the judgment and guarantees to hold the Assignor harmless from any claim or demand made thereunder.

     SIGNED UNDER SEAL this 25th day of February, 1997.

ASSIGNOR                                ASSIGNEE



-----------------------------           -------------------------------
Robert E. Bickel                        Clifford M. Johnston

                             ASSIGNMENT OF JUDGMENT


     FOR VALUE RECEIVED, the undersigned Assignor hereby assigns, transfers and sets over to CLIFFORD M. JOHNSTON (Assignee) all right, title and interest in and to the following described judgment:

          Case No.: NC15530
          JUDGMENT: $122,809.00 plus costs of $287.40
          Date:  May 22, 1995
          Time:  8:30 a.m.
          DEPT.: SOUTH G
          KENNETH J. WILLIAMS, Plaintiff v. PAN ENVIRONMENTAL
          CORPORATION, et al (copy attached hereto)

     The Assignor warrants and represents that said judgment is in full force and effect and is fully assignable.

     The Assignee hereby assumes and agrees to perform all the obligations of the Assignor under the judgment and guarantees to hold the Assignor harmless from any claim or demand made thereunder.

     SIGNED UNDER SEAL this 25th day of February, 1997.

ASSIGNOR                                ASSIGNEE



-----------------------------           -------------------------------
Kenneth J. Williams                     Clifford M. Johnston